UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2017

Date of Report

(Date of earliest event reported)

Wings & Things, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30529 (Commission File Number)	87-0464667 (IRS Employer Identification No.)
153 West Burton Avenue, Salt Lake City, Utah 84115 (Address of principal executive offices)

Registrant’s telephone number, including area code: 801-323-2395

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS
Page
Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets	3
Description of Northern Mountain’s Business	4
Risk Factors	7
Management’s Discussion and Analysis of Financial Condition and Results of Operations	9

Section 3 – Securities and Trading Markets

Description of Wings’ Securities	13
Certain Beneficial Owners	14

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountants	15

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Wings	15
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	16
Management and Corporate Governance	16
Executive Compensation	18
Certain Relationships and Related Transactions	18
Item 5.06 Change in Shell Company Status	19

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits	19

Signatures	20

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by Wings & Things, Inc. (“Wings” or “the Company”) contains forward looking statements and information that are based upon beliefs of, and information currently available to management, as well as estimates and assumptions made by management. When used in this Current Report the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Wings’ management identify forward looking statements. Such statements reflect the current view of Wings’ management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this Current Report entitled “Risk Factors “) relating to Wings and any businesses’ industry, operations and results of operations and any business that may be acquired by Wings. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Wings believes that the expectations reflected in the forward looking statements are reasonable, Wings cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Wings does not intend to update any of the forward looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the financial statements and the related notes that are filed herein. Also, except as noted otherwise, all financial numbers are expressed in U.S. dollars.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Wings acquired Northern Mountain Silk, Inc., a Utah corporation (“Northern Mountain”) on September 21, 2017 pursuant to a private transaction between VIP Worldnet, Inc. (“VIP Worldnet”), the majority shareholder of Wings, and Northern Mountain. VIP Worldnet agreed to transfer 14,100,000 of Wings common stock to Northern Mountain’s shareholders, leaving VIP Worldnet with 900,000 shares of Wings common stock. Based upon this private transaction, Northern Mountain shareholders delivered 15,000,000 of Northern Mountain’s issued and outstanding shares to Wings, resulting in Northern Mountain becoming a wholly-owned subsidiary of Wings and its shareholders, as a group, owning 78.3% of Wings outstanding common stock (the “Acquisition”). (See Section 5, Item 5.01 below for the changes in control).

Northern Mountain is a holding company and does not have significant business operations, other than holding of equity interests in its subsidiaries and variable interest entities. It has several subsidiaries and operating variable interest entities, one of which, Liaoning Yixing Silk Company Limited (“Yixing Silk”), operates in the natural raw silk industry. Yixing Silk’s operations are described in more detail below.

Immediately prior to this Acquisition, Wings was a “shell company,” as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as Wings was immediately before the Acquisition, then the registrant must disclose in a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Securities Exchange Act. Accordingly, this report includes the information related to Wings and Northern Mountain that would be included in a Form 10. Please note that unless indicated otherwise, the information provided below relates to Wings after the Acquisition. Information relating to periods prior to the Acquisition relate only to the party specifically indicated.

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DESCRIPTION OF NORTHERN MOUNTAIN’S BUSINESS

Northern Mountain is a holding company without significant business operations, other than holding of equity interests in its subsidiaries and variable interest entities. In December 2016, a series of agreements were entered into amongst Northern Mountain’s subsidiaries and Yixing Silk. These agreements granted all decision making rights, all voting rights and all rights to profits and risk of losses to Northern Mountain’s subsidiaries. Based upon the variable interest entity (“VIE”) contractual arrangements, Northern Mountain consolidates the results of operations of Yixing Silk as its material operating VIE. In addition, Northern Mountain intends to carry on the business operations of Yixing Silk through the various VIE contractual arrangements between Northern Mountain and its subsidiaries and Yixing Silk.

Yixing Silk Business Overview

Liaoning Yixing Silk Company Limited was established on November 25, 2010 in Xifeng County, Liaoning Province, in the Peoples Republic of China, as a limited liability company. Effective on that same day, Yixing Silk acquired all the assets and operations of Xifeng Yixing Silk Factory (“Xifeng”), which was organized in 2002. Yixing Silk’s registered capital is RMB20,000,000; approximately $3.1 million(USD).

Yixing Silk is engaged in the manufacturing and retail sale of raw wild silk (tussah silk) and silk related products, such as bedding, comforters, clothing, and silk thread products. Yixing Silk also manufactures raw silk batting that is sold to other manufacturers for inclusion in their varied products.

In 2008, Yixing Silk’s product brand “YiLiXing” was named by the Liaoning commerce department as a “Preferred Brand.” This designation has brought more interest to Yixing Silk’s products over the past several years, and led to expanded sales in the domestic markets of China. The acquisition of Xifeng in 2010 allowed Yixing Silk to develop various patented processes and products held by Xifeng.

Yixing Silk has developed very important alliances with Liaoning Textile Research Institute, Liaoning University and Shenyang Agricultural University. These alliances established helpful research and development activities dedicated to assist in the development of silkworm products. These new products are discussed below in more detail.

Principal Products and Services

Antheraea pernyl is the species of silkworm most commonly known as tussah or tussah silk, which is also commonly known as wild silk. Wild silk has a natural honey color and has some special properties which gives it some differentiation from farmed silks. In recent years various byproducts of the tussah silk manufacturing process have been discovered to have added value in a handful of other different industries.

The main product produced from tussah silk manufacturing is obviously the wild silk fibers. Silk has been a coveted and valuable textile for hundreds of years. When looking through a microscope at a cross section of tussah silk fibers, it can be noticed that the fibers are oval instead of circular. The oval porous nature of the wild silk fibers is more breathable, which allows the fibers to be lighter and fluffier than mulberry or farmed silk. Tussah silk fibers are used in the textiles industry in various products. Yixing uses their tussah silk in several bedding products, such as, comforters, pillows, blankets and other bedding accessories. The silk is also used in clothing products and sold wholesale as batting to be used by others in various products.

Marketing and Distribution Methods

Yixing Silk currently sells its products wholesale to distributors or retail customers, as well as sells them retail through their own store locations. It is estimated that Yixing Silk’s brand, called “YiLiXing”, is sold in approximately 200 retail locations. Yixing Silk also has retail locations in Shenyang city, Liaoning Province, and in the Nantong textiles district, in Nantong city, Jiangsu Province, China, a popular hub for textiles commerce in the Shanghai area of China. Yixing Silk’s products are also sold through distributors or retail agents in Beijing, Guangdong, Yunnan and other provinces in China, as well as internationally.

Yixing Silk has also advanced its marketing efforts into the e-commerce market through online sales via Tmall, Taobao and Alibaba. Yixing Silk estimates during 2017 that it had a 20% market share of all wild silk sold in the domestic Chinese market. Total annual production of tussah, or wild silk cocoons, is currently 5,000 tons. With a healthy market share of a scarce resource, along with its technical advantages, extensive experience and 14 patented processes and products in the clothing, bedding, eating, living and transportation industries, Yixing Silk is positioned to be a viable and strong competitor in the silk industry.

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Business Strategy

Yixing Silk intends to develop a strategy to integrate the silk worm germination process into its business model by acquiring a silk worm breeding farm, which is the largest breeding facility for tussah silk worms in Northeast China.

Yixing Silk plans to strengthen its marketing plan by:

•	expanding its direct sales force through their relationships with city and county Chambers of Commerce, trade associations, networks, friends, business associates and Wechat platforms, to form a national sales team.

•	launching advertising campaigns to expand market coverage and exposure of Yixing Silk’s products.

•	training sales teams in the use of social networks and cultures to help the consumers receive education about the health benefits of Yixing Silk’s products, in hopes that the consumer will experience and enjoy their products.

•	setting up online sales forces to expand the scale of existing online shopping, through new highly visible websites and innovative internet marketing techniques.

•	expanding its cooperation with retail partners and agents, to find the best way to increase knowledge and interest in its products.

•	implementing a branding strategy to more effectively promote Yixing Silk and its products to the public.

This tussah silk fiber has not only had a long history in the textile industry, but has also been used for centuries in traditional Chinese medicine. In recent years, it has been discovered that other parts of the antheraea pernyl, or silk moth, has valuable properties which can be used in several different industries, such as the pharmaceutical industry, health food supplements industry, agriculture and aquaculture industries, and skin care industry.

Yixing Silk, in cooperation with university partners and research institutes, has developed several new products. These new products include: Various negative oxygen ion silk products, sericin protein extracts, skin care products, new degumming technology, male silkworm moth oil capsules, healthy pupa protein powder supplement.

Competition

Yixing Silk is not the only producer of tussah silk in Liaoning Province or other parts of China. Tussah silk is also produced in other countries, with India being the other main producer. Business competition is mainly within the pricing of products. Fake and substandard silk products are also a concern in the marketplace. The most direct competitors of Yixing Silk are Liaoning Meilin Group Co. Ltd. and Liaoning Tussah Silk Institute Co., Ltd., located in Liaoning Province.

Raw Materials and Principal Suppliers

During the years 2016 and 2015, Yixing Silk had one major supplier, TingJiang Lou. Yixing Silk purchased 80% and 84% of its inventory through TingJiang Lou in 2016 and 2015, respectively. Although Yixing Silk believes comparable products could be purchased from other vendors, the loss of this vendor could have a temporary, but severe impact on Yixing Silk’s operations.

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Major Customers

During 2016 Yixing Silk had three major customers. It sold 22% of its products to FongWei Li, 19% to LuoLai Home Texture, and another 19% to XiouSwan Li. During 2015 Yixing Silk had one major customer. It sold 14% of its products to FongWei Li.

Seasonality

The optimal time to purchase silk cocoons is in October because of the quantity available and the low purchase price. In addition, silkworms feed from oak trees that are subject to a variety of factors, such as weather conditions, plant diseases, and insect pests.

Patents

Yixing Silk acquired 7 patents registered with the State Intellectual Property Office of the People's Republic of China when it acquired Xifeng in 2010. The patents were registered in 2009 and 2010 and are valid for 20 years. Yixing Silk currently has 5 national invention patents, 5 practical new model patents and 4 appearance patents. These types of patents must be renewed annually.

The Yilixin brand’s most notable products are two patented tussah silk quilts. The Maifanshi Silk Quilt (Patent Number: ZL200910011440.6) is made of a synthetic material that combines tussah silk with trace elements. Within the Chinese medical community this type of silk is known as a type of “air vitamin” which is purported to have health benefits. The Negative Ion Silk Quilt (Patent Number: ZL200910011986.1) is marketed to possess negative ion content of 5080 per cubic centimeter. Additional patents include the silk comforter and silk car decorations with negative oxygen ions, cervical pillow and tussah silk care mattress.

Research and Development

During the year ended December 31, 2016, Yixing Silk spent $232,204 on research and development of wild silkworm garments, health supplements and skin care products. During 2015 Yixing Silk spent $607,869 for research and development related to wild silkworm garments, health supplements and skin care products. In 2014 Yixing Silk spent $107,852 for research and development of wild silkworm health supplements and skin care products.

Government Regulations

Yixing Silk is qualifying for the PRC National Standard for Silk Quilts (GB/T 24252—2009). This standard includes the type of silk quilt, processing method, types of inspection, storage and packaging of silk quilts. The standard defines and regulates the definition of natural silk quilt, as well as the requirements, experiment methods, inspection regulations, labeling, packaging and storage. The standard is applicable for mulberry silk and oak silk products.

Yixing Silk has submitted applications and is in the process of receiving its ISO 9001 Quality Management Certification and its ISO14001 Environmental System Management Certification. The ISO 9001 Quality Management Certification specifies requirements for a quality management system where an organization needs to demonstrate its ability to consistently provide product that meets customer and applicable statutory and regulatory requirements, and aims to enhance customer satisfaction through the effective application of the system, including processes for continual improvement of the system and the assurance of conformity to customer and applicable statutory and regulatory requirements.

ISO 14001 Environmental System Management Certification specifies an environmental management system to enable an organization to develop and implement a policy and objectives which take into account legal requirements and other requirements to which the organization subscribes, and information about significant environmental aspects. It applies to those environmental aspects that the organization identifies as those which it can control and those which it can influence. It does not itself state specific environmental performance criteria.

Employees

Yixing Silk has 80 full-time employees and increases employees to approximately 200 during the production season. These employees are not presently covered by any collective bargaining agreement.  Yixing Silk has not experienced any work stoppages and believes that its relations with its employees are good.

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Yixing Silk Land Use Rights

Yixing Silk’s facility is located in Chenguang industrial park in the city of Xifeng. In the PRC, entities are not allowed to purchase and own the land, but must receive permission from the government and pay the requested fees for the land use right. The term of the land use rights is 50 years and the costs are being amortized over this period with an annual amortization of approximately $3,000. Total land area used by Yixing Silk is approximately 22,000 square meters and its buildings occupy approximately 8,600 square meters. Yixing Silk relies on this facility for all of its primary functions, including silk processing, production, research, and business offices.

Northern Mountain Properties

Northern Mountain does own or lease any properties as of the date of this Current Report.

Northern Mountain Legal Proceedings

Northern Mountain is not a party to any legal proceedings as of the date of this Current Report.

RISK FACTORS

An investment in Wings’ common stock involves a high degree of risk.  Any prospective investor should carefully consider the risks described below, together with any additional information in this Form 8-K, as well as information in any other reports filed by Wings with the U.S. Securities and Exchange Commission (“SEC”), before making an investment decision. Additional risks and uncertainties not presently foreseeable to Wings may also impair business operations.  If any of the following risks occur, Wings’ business, financial condition or operating results could be materially and adversely affected.  In such case, if Wings’ stock is trading on a public market, then the trading price of Wings’ common stock could decline, and an investor could lose all or part of his investment.

Risks Related to Our Business

Northern Mountain’s contractual arrangements with the VIEs and their shareholders may not be as effective in providing control over the VIEs as direct ownership.

Northern Mountain’s contractual arrangements with the VIEs and their respective shareholders are designed to provide Northern Mountain with effective control over the VIEs. As a result of these contractual arrangements, Wings is considered to be the primary beneficiary of the VIEs; we will consolidate the results of operations, assets and liabilities of the VIEs in our financial statements. These contractual arrangements may not be as effective in providing Wings with control over the VIEs as direct ownership of these companies. If the VIEs or their shareholders fail to perform their respective obligations under these contractual arrangements, Wings may have to incur substantial costs and resources to enforce such arrangements, and must rely on legal remedies under PRC law, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective.

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Adverse changes in economic and political policies of the PRC government could adversely affect our financial condition and results of operations.

Wings’ results of operations, financial condition and prospects are subject to a significant degree to economic, political and legal developments in China because Yixing Silk’s business operations are currently conducted in the PRC, under the jurisdiction of the PRC government. China’s economy differs from the economies of most developed countries in many respects, including with respect to the amount of government involvement, level of development, growth rate, and control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past 20 years, growth has been uneven across different regions and among various economic sectors of China. The PRC government has implemented various measures to encourage economic development and guide the allocation of resources. Some of these measures benefit the overall PRC economy, but may also have a negative effect on Wings’ financial condition and results of operations.

Risks Related to Common Stock

There is currently no actively trading market for Wings’ common stock, and liquidity of shares of its common stock is limited.

Wings’ shares of common stock are not registered under the securities laws of any state or other jurisdiction. Currently, Wings’ common stock is listed on the OTC Bulletin Board and OTC Pink markets under the symbol “WGTG.”  The common stock does not have an active trading market as of the date of this Current Report. In addition, its outstanding shares of common stock cannot be offered, sold, pledged or otherwise transferred unless subsequently registered pursuant to, or exempt from registration under, the Securities Act of 1933 and any other applicable federal or state securities laws or regulations.

Since Wings was a shell company as defined in subparagraph (i) of Rule 144, any “restricted securities” issued by Wings while it was a shell company cannot be publicly sold for at least one year from the date Wings files a Current Report with Form 10 information regarding its new operations. In addition Wings must have filed all reports and other materials required to be filed by Sections 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months.

Wings common stock may be subject to the risks inherent in a penny stock.

Our common stock may be subject to regulations prescribed by the SEC relating to “Penny Stock.”  The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price (as defined in such regulations) of less than $5.00 per share, subject to certain exceptions. Since Wings’ common stock meets the definition of a penny stock, it will be subject to these regulations, which impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors. Accredited investors include institutions with assets in excess of $5,000,000 and individuals with a net worth in excess of $1,000,000 (not including their primary residence) or annual income exceeding $200,000 (individually) or $300,000 (jointly with their spouse).

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

Executive Overview

Northern Mountain is a holding company and as a result of a series of variable interest entity contractual agreements it consolidates the results of operations of its variable interest entity, Yixing Silk. A variable interest entity is an entity (1) that has total equity at risk that is not sufficient to finance its activities without additional subordinated financial support from other entities, (2) where the group of equity holders does not have the power to direct the activities of the entity that most significantly impact the entity’s economic performance, or the obligation to absorb the entity’s expected losses or the right to receive the entity’s expected residual returns, or both, or (3) where the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both, and substantially all of the entity’s activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

On December 5, 2016, Yixing Silk and its shareholder agreed to assign various rights, authorities and management powers to Xifeng and thus Yixing Silk became a VIE of Xifeng and Northern Mountain. The following information details the results of operations of Yixing Silk and the financial statements for Yixing Silk for the three and six month periods ended June 30, 2017 and 2016, and for the years ended December 31, 2016 and 2015, which are included as exhibits 99.1 and 99.2 to this Current Report.

Northern Mountain’s reporting currency is the U.S. dollar, but Yixing Silk uses the PRC local currency, Renminbi (RMB), as its functional currency. Therefore the financial statements are adjusted according to the appropriate exchange rate.

During 2016 and 2015, Yixing Silk expanded its operations beyond tussah silk manufacturing and cooperated with university partners and research institutes, such as, Liaoning Textile Research Institute, Liaoning University and Shenyang Agricultural University, to draw on the expertise of their professors in the areas of silkworm breeding, silk fabrics, healthy supplements and biotechnology. Management believes this expertise will allow Yixing Silk to develop several new products related to the silkworm’s valuable properties which can be used in several different industries, such as the pharmaceutical industry, health food supplements industry, agriculture and aquaculture industries, and skin care industry.

Yixing Silk’s research and development projects are progressing well, with some products already in market testing with consumer feedback. With proper funding, Yixing Silk intends to commence production and promotion of some or all of their new products. The anticipated potential revenue and profit from these new products is extremely promising, and has become a focus for the management of Yixing Silk.

Liquidity and Capital Resources

During the six month periods ended June 30, 2017 and 2016 and the years ended December 31, 2016 and 2015, Yixing Silk has relied upon revenues and short term loans and advances from related parties to fund operations. Management anticipates it will rely upon those sources to fund operations for the next twelve months. At June 30, 2017 the company had cash of $108,589 and working capital of $2,221,518 compared to cash of $224,999 and working capital of $1,347,357 at December 31, 2016. Yixing Silk does not have any material commitments for capital expenditures as of June 30, 2017.

Yixing Silk has limited cash flow from operations and its ability to maintain normal operations is dependent upon obtaining adequate cash to finance its manufacturing processes. The company’s ability to meet its cash requirements for the next twelve months largely depends on the continued renewal of its short-term bank loans and the related-party loans from its major shareholder and CEO, Mr. Li. These factors raise substantial doubt about the Company's ability to continue as a going concern.

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Yixing Silk intends to obtain capital from revenues, short term loans or related parties to fund its operations; however, there is no assurance that these sources can supply the needed funding. The company is in the process of obtaining informal assurance from a current lender that its short term loans will continue to be renewed and further opening dialog with the lender to convert the short term loans to long term loans. Also, management continues to negotiate better costs and terms with key vendors to lower cost of sales. Its management will continue to scrutinize expenses related to operating activities and order fulfillment to determine appropriate actions to take to reduce these costs to maintain profitability in the short term.

Management anticipates that any future additional capital needed for cash shortfalls may be provided by debt financing and/or secondary financing from its parent companies. The secondary financing may alleviate the company’s reliance on related-party advances and assist with its continued growth in the silk market.

Commitments and Obligations

At June 30, 2017 Yixing Silk recorded short term loans, representing two-year bank notes, totaling $2,137,864 with accrued interest of $58,828. At December 31, 2016 it recorded short term loans, representing two-year bank notes and a note payable, totaling $2,088,347 and recorded accrued interest on the short term loans at the 2016 yearend of $0.

In February 2012 Yixing Silk committed to an operating lease for showroom space to commence February 1, 2012. The lease expired in January 2017, but was re-negotiated for an additional year to expire January 10, 2018. Annual rent of $30,566 was paid for the lease period ending January 10, 2017.

Statutory Reserves

The laws and regulations of the PRC require that before an enterprise distributes profits to its shareholders, it must first satisfy all tax liability, provision for losses in previous years and make allocation to the statutory reserves. Yixing Silk is required to transfer 10% of its net income to a statutory surplus reserve fund until such reserve balance reaches 50% of its registered capital. For the years ended December 31, 2016 and 2015 the company allocated contributions of $0 and $0, respectively, to the statutory reserves.

Concentration of Credit Risk

Financial instruments that potentially subject Yixing Silk to significant concentrations of credit risk consist principally of cash, trade receivables and advances to suppliers. As of June 30, 2017 and December 31, 2016, with respect to trade receivables and advances to suppliers, the company extends credit based on evaluations of the customers' and suppliers' financial position and business history with the company. The company generally is required to make advances to suppliers.

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Results of Operations

For the three and six months ended June 30, 2017 and 2016

The following chart summarizes the financial statements of Yixing Silk for the three and six months ended June 30, 2017 and 2016. The chart is a summary of its financial statements for those periods and should be read in conjunction with the financial statements, and notes thereto, included with this Current Report as Exhibits 99.1. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of operations accounts are translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

SUMMARY OF OPERATING RESULTS	Six months ended June 30,		Three months ended June 30,
	2017	2016	2017	2016
Revenues, net	$5,656,859	$4,745,969	$3,783,543	$4,193,318
Cost of sales	4,871,571	4,566,389	3,310,061	4,048,466
Gross profit	785,288	179,580	473,482	144,852
Total operating expenses	244,404	379,033	144,230	260,705
Total other expense	(116,195)	(92,811)	(58,043)	(55,109)
Income tax provision	—	—	—	—
Net income (loss)	$424,689	$(292,264)	$271,209	$(170,962)

Revenue sales are recognized on the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, and the delivery is completed. Products sold in the PRC are subject to a Chinese valued-added tax at a rate of 3% to 17% of the gross sales price. Yixing Silk recorded revenues of $5,656,859 for the six months ended June 30, 2017 compared to revenues of $4,745,969 for the six months ended June 30, 2016. Revenue increased during the six months ended June 30, 2017 due to the release of a certain amount of retained raw silk batting, which was retained by management in 2016 when this commodities price was low in the early year of 2016. Although the company had demand for its wild silk batting, management made a conscious effort to defer the sale of this product until a later date in 2016.

For the three month period ended June 30, 2017 (“2017 second quarter”) Yixing Silk recorded revenues of $3,783,543 compared to revenues of $4,193,318 for the three months ended June 30, 2016 (“2016 second quarter”). The decrease in revenues for the 2017 second quarter was due to the higher demand from customers for the 2016 second quarter when the management gradually released the hold on the sales.

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Cost of sales consists of raw materials, labor and manufacturing overhead. Cost of sales increased to $4,871,571 for the six months ended June 30, 2017 compared to $4,566,389 for the six months ended June 30, 2016. The increase in cost of sales was primarily due to the increase in sales. Cost of sales decreased to $3,310,061 for the 2017 second quarter compared to $4,048,466 for the 2016 second quarter. The decrease in cost of sales for the 2017 second quarter was due to the decrease in sales.

Accordingly, gross profit increased to $785,288 for the six months ended June 30, 2017 compared to $179,580 for the six months ended June 30, 2016 and increased to $473,482 for the 2017 second quarter compared to $144,852 for the 2016 second quarter.

Total operating expense of $244,404 for the six months ended June 30, 2017 decreased compared to $379,033 for the six months ended June 30, 2016. Total operating expense decreased to $144,230 for the 2017 second quarter compared to $260,705 for the 2016 second quarter. During 2016 the company had conducted more research and development activities related to wild silkworm health supplements and skin care products. The company also paid more commissions to their sales representatives in 2016.

Total other expense increased to $116,195 for the six months ended June 30, 2017 compared to $92,811 for the six months ended June 30, 2016 and increased to $58,043 for the 2017 second quarter compared to $55,109 for the 2016 second quarter. The increase in total other expenses was a result of the lack of government grants received in 2017.

Yixing Silk’s net income increased to $424,689 for the six months ended June 30, 2017 compared to a net loss of $292,264 for the six months ended June 30, 2016 and primarily reflects the better purity of raw material and increased revenues. Net income increased to $271,209 for the 2017 second quarter compared to a net loss of $170,962 for the 2016 second quarter primarily due to reduced costs of sales.

For the years ended December 31, 2016 and 2015

The following chart summarizes the financial statements of Yixing Silk for the years ended December 31, 2016 and 2015. The chart is a summary of Yixing Silk’s financial statements for those years and should be read in conjunction with the financial statements, and notes thereto, included with this Current Report as Exhibit 99.2.

	Year ended December 31
SUMMARY OF OPERATING RESULTS	2016	2015
Revenues	$12,423,955	$11,315,848
Cost of sales	11,313,927	9,760,610
Gross profit	1,110,028	1,555,238
Total operating expenses	795,333	1,282,193
Total other expense	(104,800)	(251,138)
Income tax provision	(52,474)	(5,477)
Net income	157,421	16,430
Comprehensive income (loss)	$23,745	$(76,609)

Yixing Silk recorded revenues of $12,423,955 for 2016 compared to revenues of $11,315,848 for 2015. Revenue sales are recognized on the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, and the delivery is completed. Products sold in the PRC are subject to a Chinese valued-added tax at a rate of 3% to 17% of the gross sales price.

Cost of sales increased to $11,313,927 for 2016 compared to $9,760,610 for 2015. The increase in cost of sales was primarily due to increases in the sales and the cost of raw materials.

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Total operating expense decreased to $795,333 for 2016 compared to $1,282,193 for 2015 primarily due to the decreased research and development costs and selling expense. General and administrative expense increased to $394,500 in 2016 compared to $326,719 due to the increase in travel and meals expenses. Research and development decreased to $232,204 for 2016 compared to $607,869 for 2015 primarily due to the research projects launched at the year end of 2014 and completed in the early 2016. Selling expense decreased to $168,629 for 2016 compared to $347,605 for 2015 due to the decrease in sales commission.

Total other expense decreased to $104,800 for 2016 compared to $251,138 for 2015 as a result of more grant income received in 2016.

Yixing Silk’s net income increased to $157,421 for 2016 compared to $16,430 for 2015 and after foreign currency adjustment, it recorded a comprehensive income of $23,745 for 2016 compared to comprehensive loss of $76,609 for 2015.

Off-Balance Sheet Arrangements

Yixing Silk and Northern Mountain have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to investors.

Significant Accounting Policies

Yixing Silk has prepared its financial statements in conformity with generally accepted accounting principles that require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities. Please see “Note 2 - Significant Accounting Policies” in the financial statements included as Exhibit 99.2 for details regarding these accounting policies.

SECTION 3 – SECURITIES AND TRADING MARKETS

DESCRIPTION OF WINGS SECURITIES

Capital Stock

Wings is authorized to issue 20,000,000 shares of common stock, par value $.001, of which 18,000,000 were issued and outstanding as of the date of this Current Report. All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitles the holder thereof (i) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders, (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors out of funds legally available; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation of the Company. Our stockholders have no preemptive rights to acquire additional shares of common stock or any other securities.

Other Securities

As of the date of this Current Report, Wings does not have any debt securities, warrants or options outstanding.

Market Information

Wings common stock is listed on the OTC Bulletin Board under the symbol “WGTG”. As of the date of this filing there has not been any trading activity in our common stock.

Our shares of common stock are subject to Section 15(g) and Rule 15g-9 of the Securities and Exchange Act, commonly referred to as the “penny stock” rule. The rule defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. These rules may restrict the ability of broker-dealers to trade or maintain a market in our common stock and may affect the ability of stockholders to sell their shares. Broker-dealers who sell penny stocks to persons other than established customers and accredited investors must make a special suitability determination for the purchase of the security. Accredited investors, in general, include individuals with assets in excess of $1,000,000 (not including their primary residence) or annual income exceeding $200,000 or $300,000 together with their spouse, and certain institutional investors. The rules require the broker-dealer to receive the purchaser’s written consent to the transaction prior to the purchase and require the broker-dealer to deliver a risk disclosure document relating to the penny stock prior to the first transaction. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the security. Finally, monthly statements must be sent to customers disclosing recent price information for the penny stocks.

Holders and Dividends

As of September 25, 2017 Wings has 90 stockholders of record. We have not declared dividends on our common stock and do not anticipate paying dividends on our common stock in the foreseeable future.

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CERTAIN BENEFICIAL OWNERS

As the result of the Acquisition, the beneficial ownership of Wings has changed. The following tables set forth the beneficial ownership of Wings’ outstanding common stock by management and each person or group known to own beneficially more than 5% of the voting stock upon completion of the Acquisition. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 18,000,000 shares of common stock outstanding as of September 25, 2017.

CERTAIN BENEFICIAL OWNERS
Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Shuang Sun 6-2 No. 35, South Shun Cheng Rd., Shenhe Dist., Shenyang City, Liaoning Province, China	1,800,000	10.0
First Equity Holdings Corp. 2157 S. Lincoln Street Salt Lake City, UT 84106	1,000,000	5.6
VIP WorldNet, Inc. 2133 East 3380 South Salt Lake City, UT 84109	909,450 (1)	5.1

(1) VIP Worldnet, Inc. holds 900,000 shares and its affiliates beneficially own 9,450 shares.

MANAGEMENT
Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
ChunFu Li	11,220,000	62.4
Greg L. Popp	257,000	1.4
Enzhong Liu	0	0
TsuiMei Wang	0	0
Directors and officers as a group	11,477,000	63.8

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On September 25, 2017, Wings & Things, Inc. dismissed Pritchett Siler & Hardy, P.C., as our independent registered public accounting firm. Pritchett Siler & Hardy, P.C. had audited our financial statements for the fiscal years ended December 31, 2016 and 2015 and its report, dated March 3, 2016, was modified only as to the uncertainty of our ability to continue as a going concern. Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of Pritchett Siler & Hardy, P.C. and there were no disagreements between the Company and Pritchett Siler & Hardy, P.C. on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2016 and 2015 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Pritchett Siler & Hardy, P.C. occurring during the two fiscal years ended December 31, 2016 and 2015 or any subsequent interim period preceding the date of dismissal.

We provided a copy of this Current Report on Form 8-K to Pritchett Siler & Hardy, P.C. prior to filing this Current Report and we requested that Pritchett Siler & Hardy, P.C. furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Current Report. Pritchett Siler & Hardy, P.C. has furnished the requested letter and it is attached to this Current Report as exhibit 16.1.

On September 25, 2017, the Company engaged KSP Group, Certified Public Accountants, as our independent registered public accounting firm. The decision to engage KSP Group was approved by our board of directors and during the two most recent fiscal years ended December 31, 2016 and 2015, and through the date of engagement, neither Wings nor anyone on our behalf consulted with KSP Group regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that KSP Group concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement or a reportable event.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF WINGS

Prior to the Acquisition, VIP Worldnet held 15,000,000 shares of Wings common stock, representing 83.3% of issued and outstanding common shares of Wings. On September 21, 2017, pursuant to the terms of a private transaction, VIP Worldnet transferred 14,100,000 shares of its Wings common stock to five (5) shareholders of Northern Mountain and these Northern Mountain shareholders transferred the 15,000,000 shares of Northern Mountain common stock they held to Wings. After Wings acquired the Northern Mountain shares, Wings will have 18,000,000 shares of common stock issued and outstanding with the Northern Mountain shareholders holding 78.3% of those shares. (See “Section 3 – Securities and Trading Markets, Certain Beneficial Owners” above.)

In addition, the parties have agreed that Wings will appoint a new director to our board of directors and certain executive officers will be changed, as described below.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 22, 2017 the Board accepted M. Jeanne Ball’s resignation as Secretary/Treasurer of Wings. Mrs. Ball has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On the same date the Board appointed TsuiMei Wang to serve as a Secretary/Treasurer and as the Chief Financial Officer of Wings.

On September 25, 2017 Greg Popp resigned as a Director of Wings and he designated Mr. ChunFu Li to fill the director vacancy on the Wings’ board of directors. Mr. Popp has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On that same date, the Company’s Board accepted Mr. Popp’s resignation as director and appointed Mr. Li to fill the director vacancy on the Board and also to serve as Chairman of the Board. Mr. Li is a majority shareholder of Northern Mountain and is also the President, CEO and sole shareholder of Yixing Silk.

The Company has not entered into any written compensation agreement with Mr. Li or Ms. Wang as of the date of this Current Report, but the Company may enter into such agreements in the future.

MANAGEMENT AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the names, ages and positions of Wings’ executive officers and directors after the above described management changes. We currently have two directors serving for a term of one year or until they are replaced by a qualified director. Our executive officers are chosen by our board of directors and serve at its discretion. There are no existing family relationships between or among any of our executive officers or directors.

Name	Age	Position Held	Director Term
ChunFu Li	56	Chairman of the Board	From September 2017 until our next annual meeting.
Enzhong Liu	45	Director	From July 2017 until our next annual meeting.
Greg L. Popp	48	President
TsuiMei Wang	40	Secretary/Treasurer Chief Financial Officer

ChunFu Li: Mr. Li serves as a Director, President and CEO of Northern Mountain. He organized Liaoning Yixing Silk Company Limited in 2010 and is responsible for the overall strategic planning, management and development of Yixing Silk. Mr. Li has worked in the wild silk industry for more than 30 years. He started Xifeng County Yixing Silk Factory in 2002 and operated that company until he organized Yixing Silk in 2010. In addition, Mr. Li was awarded a membership into the China People’s Political Consultative Conference (“CPPCC”) by the Teiling City government. He is a citizen of the PRC. We believe Mr. Li’s knowledge of Northern Mountain and Yixing Silk’s operations will be critical for the continued operations of Wings.

Enzhong Liu: Mr. Liu was appointed as a Director of Wings on July 31, 2017. He is currently employed as the Corporate Controller at Genesis Technology USA, Inc., a manufacturer and distributor of electronic components located in Atlanta, Georgia. He has been employed at Genesis Technology USA, Inc. since January 2011 and his primary duties include global merger and acquisition activities, financial reporting and analysis and devising operational and financial process improvements. Mr. Liu is also a Certified Public Accountant. Mr. Liu’s financial experience and experience with merger and acquisition activities may prove helpful in the integration of Northern Mountain’s operations with Wings’ operations.

Greg L. Popp: Mr. Popp served as a Director and President of Wings since March 2009. From April 2005 to the present Mr. Popp has been a managing member of Marine Life Sciences, LLC, a Nevada company that wholesales and retails neutraceutical products to companies. In addition, during the past five years he has also served as Director and President of Investrio, Inc., a Utah corporation which has developed a software trading platform and educational products for consumers. Neither Marine Life Sciences nor Investrio, Inc. is an affiliate or subsidiary of Wings & Things. His professional qualifications include a MBA and extensive experience with small company operations along with experience as a director and officer of other public reporting shell companies. He currently serves as a director of LZG International, Inc., a company that has a class of securities registered with the SEC pursuant to Section 12.

TsuiMei Wang: Since January 2011 Ms. Wang has operated her own CPA firm, Wang & Associates, and provided various public accounting services for clients in the U.S., Taiwan and China. She has over 10 years of experience in Securities Exchange Commission reporting and is very familiar with public company accounting procedures. Early in her career, she received certifications as an internal auditor and a Certified Public Account from the state of Utah. She has worked for two Utah CPA firms and refined her skills as a public reporting company auditor. She received a bachelor’s degree in accounting from Chung Yuan Christina University in Taiwan in 1998 and an MBA from the University of Texas at San Antonio in 2003. She is a citizen of the United States of America.

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During the past ten years none of our current executive officers have been involved in any legal proceedings that are material to an evaluation of their ability or integrity; namely: (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his/her involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Corporate Governance

Meetings and Committees of the Board of Directors: The board of directors of Wings did not hold any formal meetings during the year ended December 31, 2016. Wings is a smaller reporting company with a small number of directors and executive officers who have active roles in our operations. As a result, we do not have a standing compensation or nominating committee, nor do we have an audit committee with an audit committee financial expert serving on that committee. Our entire board of directors acts as our compensation, nominating, and audit committee. We anticipate that the board of directors will continue to serve without specific committees.

Board Leadership Structure and Role in Risk Oversight: Our board of directors was and will be primarily responsible for overseeing our risk management processes. The board of directors receives and reviews periodic reports from auditors, legal counsel and others, as considered appropriate regarding our Company’s assessment of risks. The board of directors focuses on the most significant risks facing our Company and our Company’s general risk management strategy. The board of directors and executive officers are responsible for day-to-day risk management processes.

Board Diversity: While we do not have a formal policy on diversity, our board considers diversity to include the skill set, background, reputation, type and length of business experience of our board members, as well as a particular nominee’s contributions to that mix. Although there are many other factors, the board seeks individuals with industry knowledge and experience, senior executive business experience, and legal and accounting skills.

Board Independence: None of our directors are independent directors as defined by NASDAQ Stock Market Rule 5605(a)(2). This rule defines persons as “independent” who are neither officers nor employees of a company and have no relationships that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.

Code of Ethics: Wings has not yet adopted a code of ethics, although we expect to do so as we further develop our infrastructure and business.

Shareholder Communications: Shareholders may contact Wings’ board of directors by mail addressed to the entire board of directors, or to one or more individual directors, in care of:

Shareholder Communications

Wings & Things, Inc.

153 West Burton Avenue

Salt Lake City, Utah 84115

All communications directed to our board of directors or individual directors in this manner will be relayed to the intended recipients.

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Indemnification of Officers and Directors

Pursuant to Nevada Revised Statutes Sections 78.7502 and 78.751 Wings’ Articles of Incorporation and bylaws provide for the indemnification of present and former directors and officers and each person who serves at our request as our officer or director. Indemnification for a director is mandatory and indemnification for an officer, agent or employee is permissive. We will indemnify such individuals against all costs, expenses and liabilities incurred in a threatened, pending or completed action, suit or proceeding brought because such individual is our director or officer. Such individual must have conducted himself in good faith and reasonably believed that his conduct was in, or not opposed to, our best interest. In a criminal action he must not have had a reasonable cause to believe his conduct was unlawful. This right of indemnification shall not be exclusive of other rights the individual is entitled to as a matter of law or otherwise. We will not indemnify an individual adjudged liable due to his negligence or willful misconduct toward us, adjudged liable to us, or if he improperly received personal benefit. Indemnification in a derivative action is limited to reasonable expenses incurred in connection with the proceeding.

Also, Wings is authorized to purchase insurance on behalf of an individual for liabilities incurred whether or not we would have the power or obligation to indemnify him pursuant to our bylaws. Our bylaws provide that individuals may receive advances for expenses if the individual provides a written affirmation of his good faith belief that he has met the appropriate standards of conduct and he will repay the advance if he is judged not to have met the standard of conduct.

EXECUTIVE COMPENSATION

Wings has not paid executive compensation to executive officers or directors for the past two years and does not currently have any compensation agreement with the new executive officers or directors. The directors of Wings have not received compensation for services rendered as a director during the past two fiscal years and the Company does not intend to provide compensation for such services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the past two fiscal years and prior to September 21, 2017, Wings and its affiliates have not engaged in any related party transactions involving Northern Mountain’s executive officers, directors, more than 5% stockholders, or immediate family members of these persons. On September 22 and 25, 2017 directors and officers of Northern Mountain were appointed to serve on Wings’ board of directors and as executive officers. (See Section 5, Item 5.02, above.)

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ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As explained more fully in Item 2.01 above, Wings was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Acquisition. As a result of the Acquisition, Northern Mountain and its VIE, Yixing Silk, became our main operating business. As a result, we believe that the Acquisition has caused Wings to cease to be a shell company. For information about the Acquisition, please see the information set forth above under Item 2.01 of this Current Report, which information is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

Yixing Silk’s unaudited financial statements for the three and six month period June 30, 2017 and 2016 and its audited financial statements for the years ended December 31, 2016 and 2015 are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively.

(b) Pro Forma Financial Information

Wings’ pro forma condensed combined financial statements for the six month period ended June 30, 2017 and the year ended December 31, 2016 are attached to this Current Report on Form 8-K as Exhibit 99.3.

(c) Shell Company Transactions

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) Exhibits

The following exhibits have been filed as part of this report.

Exhibit No.	Description
3(i)	Articles of Incorporation, dated March 11, 1986 (Incorporated by reference to exhibit 2.1 of Form 10-SB, File No. 000-30529, filed November 1, 2000)
3(ii)	Bylaws of Wings & Things, Inc. (Incorporated by reference to exhibit 2.3 of Form 10-SB, File No. 000-30529, filed November 1, 2000)
16.1	Letter of agreement from Pritchett Siler & Hardy, P.C, dated September 26, 2017
99.1	Yixing Silk unaudited financial statements for the three and six month periods ended June 30, 2017 and 2016
99.2	Yixing Silk audited financial statements for the years ended December 31, 2016 and 2015
99.3	Wings & Things, Inc. pro forma combined financial statements six month period ended June 30, 2017 and for the year ended December 31, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2017	Wings & Things, Inc. By: /s/ Greg L. Popp Greg L. Popp President

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